EXHIBIT 99.3

                     MRA DESIGNEES OF PLACEMENT FEE WARRANTS

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Name of MRA Designee                         Number of Shares of Common Stock
                                          Underlying Placement Fee Warrants Held
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David B. Musket                                           121,800
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Paul Scharfer                                             101,800
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Barry Kurokawa                                            60,900
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Josh Golomb                                               10,000
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David Bartash                                             10,000
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ProMed Partners, L.P.                                     16,000
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ProMed Offshore Fund, Ltd.                                 2,000
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ProMed Offshore Fund II, Ltd.                             47,500
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TOTAL                                                     370,000
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